SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               January 15, 1999
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                      Bank of America National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                   U.S.A.               333-4152              86-0645265
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       201 N. Tryon Street
       Charlotte, North Carolina                                   28255
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                  (704) 386-4103
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4. Not Applicable.

Item 5. On December 18, 1998 the Pooling and Servicing Agreement for the BA Master Credit Card Trust, dated as of July 19, 1996 between Bank of America National Association, as Transferor and Servicer, and U.S. Bank National Association, as Trustee, was amended by the First Amendment to the BA Master Credit Card Trust Pooling and Servicing Agreement and Amendment to the Series Supplements, dated as of December 18, 1998.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibits 4.1, 20.1, 20.2, 20.3, 20.4, 20.5, 20.06, 20.07, 20.08 20.09, 20.10,
           20.11 and 20.12.

           Exhibit 4.1 First Amendment to the BA Master Credit Card Trust Pooling and Servicing Agreement and Amendment to the Series Supplements, dated as of December 18, 1998.

           Exhibit 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

           Exhibit 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of December 31, 1998

           Exhibit 20.3 SERIES 1996-A - Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

           Exhibit 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.6 SERIES 1997-A - Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

           Exhibit 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.9 SERIES 1998-A - Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of December 31, 1998

           Exhibit 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

           Exhibit 20.12 SERIES 1998-B - Monthly Servicer's Certificate, dated as of December 31, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BANK OF AMERICA NATIONAL ASSOCIATION

                      Transferor and Servicer



                      By /s/ MARGARET A. SPRUDE
                         ------------------------------
                         Name:   Margaret A. Sprude
                         Title:  SVP & Chief Financial Officer

Date: January 15, 1999

                               INDEX TO EXHIBITS

Exhibit
Number     Exhibit Description
--------   -------------------

  4.1 First Amendment to the BA Master Credit Card Trust Pooling and Servicing Agreement and Amendment to the Series Supplements, dated as of December 18, 1998.

 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of December 31, 1998

 20.3 SERIES 1996-A - Monthly Servicer's Certificate, dated as of December 31, 1998

 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

 20.6 SERIES 1997-A - Monthly Servicer's Certificate, dated as of December 31, 1998

 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of December 31, 1998

 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

 20.9 SERIES 1998-A - Monthly Servicer's Certificate, dated as of December 31, 1998

 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of December 31, 1998

 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of December 31, 1998

 20.12 SERIES 1998-B - Monthly Servicer's Certificate, dated as of December 31, 1998